Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Richard J. Linder, President and CEO of Rubicon Medical Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

         (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 15, 2005                                 /s/ Richard J. Linder
                                                    --------------------------
                                                    Richard J. Linder
                                                    President and CEO



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Rubicon Medical Corporation and will be retained by Rubicon Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.